Exhibit 10.9
                              CERTIFICATE OF TRUST

                                       OF

                               ACS FUNDING TRUST I


         THIS Certificate of Trust of ACS Funding Trust I (the "Trust"), dated March 26, 1999, is being duly executed and filed by the undersigned trustees to form a business trust under the Delaware Business Trust Act (12 Del. C. ss. 3801, et seq.).

         1. Name. The name of the business trust formed hereby is ACS Funding Trust I.

         2. Registered Agent. The business address of the registered office of the Trust in the State of Delaware is One Rodney Square, 10th Floor, Tenth and King Streets in the City of Wilmington, County of New Castle, 19801. The name of the Trust's registered agent at such address is RL&F Service Corp.

         3. Effective Date. This Certificate of Trust shall be effective upon filing.

         4. Investment Company. Notice is hereby given that pursuant to Section 3807(b) of the Delaware Business Trust Act, the Trust will become prior to or within 180 days following the first issuance of beneficial interests, a registered investment company under the Investment Company Act of 1940, as amended (15 U.S.C. ss.ss. 80a-1 et seq.).

         IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this Certificate of Trust as of the day and year first above written.



                                  MALON WILKUS,
                                  as Beneficiary Trustee


                                  ------------------------------------
                                  Name: Malon Wilkus



                                  EVELYNE STEWARD,
                                  as Independent Trustee


                                  ------------------------------------
                                  Name: Evelyne Steward



                                  WILLIAM HOLLORAN
                                  as Independent Trustee


                                  ------------------------------------
                                  Name: William Holloran








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